Exhibit 10.1

AMENDMENT TO THE

WALKER & DUNLOP, INC.

MANAGEMENT DEFERRED STOCK UNIT PURCHASE PLAN

THIS AMENDMENT TO THE WALKER & DUNLOP, INC. MANAGEMENT DEFERRED STOCK UNIT PURCHASE PLAN (this “Amendment”) is made and adopted as of February 8, 2023 by the Board of Directors (the “Board”) of Walker & Dunlop, Inc., a Maryland corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Walker & Dunlop, Inc. Management Deferred Stock Unit Purchase Plan (as amended and/or restated, the “Plan”) or the Walker & Dunlop, Inc. 2020 Equity Incentive Plan as amended from time to time, as applicable.

WHEREAS, pursuant to the terms of Section 2(b) of the Plan, the Board may amend the Plan at any time;

WHEREAS, the Board desires that this Amendment shall be effective only with respect to deferral elections under Section 5 of the Plan that are made on or after January 1, 2023 (and, for the avoidance of doubt, not for elections made on or before December 31, 2022); and

WHEREAS, the Board desires to amend the Plan as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that the Plan be and hereby is amended as follows:

1.The first sentence of Section 5(a) of the Plan is amended and restated in its entirety as follows:

Subject to Section 5(c) of this Plan, each Participant may voluntarily elect to receive up to 100% of his or her Bonus in Deferred Stock Units, subject to any conditions and limitations the Committee determines, including, but not limited to, a cap on deferrals under the Plan, provided that, with respect to deferral elections under Section 5 of the Plan that are made on or after January 1, 2023 (and, for the avoidance of doubt, not for elections made by a Participant on or before December 31, 2022), the maximum amount of the Bonus that may be deferred under this sentence shall be $500,000.

2.This Amendment shall be and is hereby incorporated in and forms a part of the Plan.

3.Except as set forth herein, the Plan shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, and as evidence of the adoption of the foregoing, the Company has caused this Amendment to be executed by a duly authorized officer effective as of the date first written above.

WALKER & DUNLOP, INC.

By:	/s/ Richard M. Lucas
Name:	Richard M. Lucas
Title:	Executive Vice President, General Counsel & Secretary

[Signature Page to Plan Amendment]